                                                                    Exhibit 10.3


                          DEFERRED MANAGEMENT INCENTIVE
                          -----------------------------
                                COMPENSATION PLAN
                                -----------------
                                       OF
                                       --
                              LOCKHEED CORPORATION
                              --------------------
                              AND ITS SUBSIDIARIES
                              --------------------

                          (Adopted September 30, 1979)

                    (As Amended and Restated March 15, 1995)

                          (As Amended January 1, 2001)

                           (As Amended June 28, 2001)


                                    ARTICLE I
                                    ---------

                               PURPOSE OF THE PLAN
                               -------------------

         The purpose of the Deferred Management Incentive Compensation Plan (the "Deferral Plan") is to provide certain key management employees with additional benefits upon retirement under a Lockheed Corporation Retirement Plan. The Deferral Plan amends Section 7 of Article IV of the Lockheed Management Incentive Compensation Plan (the "MICP") to permit employee Participants of the MICP an annual election to defer receipt of Incentive Compensation granted under the MICP. Except as expressly provided hereinafter, the provisions of the MICP shall be construed entirely independent of the Deferral Plan.

         The Deferral Plan applies solely to MICP awards and expressly does not apply to any special awards which may be made under any other Lockheed incentive plans except and to the extent specifically provided under the terms of such other incentive plans.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

         Unless the context clearly indicates otherwise, the following words and phrases shall have the meanings hereinafter indicated:

         1. DEFERRAL PLAN -- This Deferred Management Incentive Compensation Plan, adopted by the Board of Directors of Lockheed Corporation on September 30, 1979, as amended from time to time.

         2. MICP -- The Management Incentive Compensation Plan of Lockheed Corporation and its subsidiaries, as amended on February 5, 1979, and from time to time thereafter.

         3. COMPANY -- Lockheed Corporation and its subsidiaries.




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         4. BOARD OF DIRECTORS -- The Board of Directors of Lockheed
Corporation.

         5. COMMITTEE -- The Management Development and Compensation Committee of the Board of Directors as is, from time to time, appointed or constituted by the Board of Directors.

         6. EMPLOYEE -- Any person who is employed by the Company and is paid a salary, as distinguished from an hourly wage. The term shall be deemed to include any person who was employed by the Company during all or any portion of the year, with respect to which an appropriation is made to the MICP by the Board of Directors, but shall not include any employee who, during any portion of such year, was represented by a collective bargaining unit.

         7. PARTICIPANT -- Any employee who is selected to participate in the MICP and who satisfies the conditions for eligibility contained in Article III of the Deferral Plan. The term shall be deemed to include former employees who have retired under a Company Retirement Plan.

         8. INCENTIVE COMPENSATION -- The MICP amount granted to an employee in a Grant Year.

         9. DEFERRED COMPENSATION -- The amount of Incentive Compensation which a Participant in the Deferral Plan defers for an Award Year.

         10. AWARD YEAR -- The Company fiscal year with respect to which the Participant is awarded Incentive Compensation.

         11. GRANT YEAR -- The Company fiscal year, subsequent to an Award Year, during which the Participant is actually granted Incentive Compensation.

         12. FISCAL YEAR -- The fiscal year of the Company.

         13. CREDITING DATES -- The dates on which interest is credited under the Deferral Plan on the accumulated amount or amounts in each Participant's "account." The crediting dates are January 15th and July 15th of each calendar year.

         14. ACCOUNT -- An "account" is merely a bookkeeping record of the principal sums of the Participant's Incentive Compensation, which have been deferred and credited, and the interest accretions thereon. An "account" is an unfunded liability of the Company.

         15. DISABILITY -- A Participant shall be deemed to be permanently disabled when, on the basis of medical evidence satisfactory to the Committee, the Committee finds that he is wholly and continuously disabled for a consecutive period of six or more months.



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                                   ARTICLE III
                                   -----------

                                  PARTICIPATION
                                  -------------

         1. Eligibility. An employee who is selected to participate in the MICP
            -----------
may elect to defer all or a portion of his Incentive Compensation whenever it equals or exceeds the sum of $5,000, or such other amount as may be determined, from time to time, by the Committee. Except as provided immediately below, such employee shall become a Participant in the Deferral Plan with respect to Incentive Compensation for an Award Year by electing to defer all or a portion of such compensation in accordance with the deferral election requirements on Form 23-B (the "Lockheed Deferral Election Form").

         2. An employee who makes a deferral election but does not effectively defer Incentive Compensation of at least $5,000 for an Award Year shall not be eligible to participate in the Deferral Plan.

         3. In no event shall a member of the Committee be eligible to participate in the Deferral Plan.


                                   ARTICLE IV
                                   ----------

                           ELECTION OF DEFERRED AMOUNT
                           ---------------------------

         1. Election. On or before November 15th of the Award Year, an employee
            --------
who is selected to participate in the MICP may elect to defer Incentive Compensation for such Year in accordance with the following alternatives:

            (a) A specific dollar amount of Incentive Compensation not less than $5,000;

            (b) A percentage of Incentive Compensation or $5,000 whichever is larger; or

            (c) The excess of Incentive Compensation over a stated dollar amount.

In each instance, if the $5,000 minimum deferral requirement is not satisfied, no amount will be deferred.

         2. Effect of Annual Election. The annual election made by a Participant
            -------------------------
for an Award Year shall be irrevocable with respect to such Year. However, such election shall not be binding on him/her with respect to deferral elections to be made for any succeeding Award Year. Thus, for example, the Participant may irrevocably elect a specific dollar amount to be deferred in one Award Year and a percentage or $5,000, whichever is larger, in the succeeding Award Year.



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         3. Period of Deferral.  Deferred Compensation shall not become payable
            ------------------
to a Participant prior to his or her retirement under a Company Retirement Plan or termination of employment except as provided in Sections 4, 5 or 7 of Article V.

                                    ARTICLE V
                                    ---------

                  PAYOUT PERIOD ELECTIONS, EXCEPTIONS AND RULES
                  ---------------------------------------------

         1. Methods of Payout. Payments under the Deferral Plan shall be made
            -----------------
 in accordance with the following options:

                  OPTION A. A SINGLE lump sum payment of the amounts credited
                  --------
         through the first Crediting Date following the Participant's retirement or termination of employment with the Company, payable as of such Crediting Date.

                  OPTION B. FIVE approximately equal annual installments of the
                  --------
         amounts credited to a Participant through the first Crediting Date following his/her retirement or termination of employment with the Company, commencing as of such Crediting Date.

                  OPTION C. TEN approximately equal annual installments of the
                  --------
         amounts credited to a Participant through the first Crediting Date following his/her retirement or termination of employment with the Company, commencing as of such Crediting Date.

                  OPTION D. FIFTEEN approximately equal annual installments of
                  --------
         the amounts credited to a Participant through the first Crediting Date following his/her retirement or termination of employment with the Company, commencing as of such Crediting Date.

                  OPTION E. TWENTY approximately equal annual installments of
                  --------
         the amounts credited to a Participant through the first Crediting Date following his/her retirement or termination of employment with the Company, commencing as of such Crediting Date.

         2. Payout Period Election. On or before November 15th of the Award
            ----------------------
Year, an employee who is selected to participate in the MICP and who is a Participant in the Deferral Plan shall irrevocably elect one of the five methods of payment with respect to all Deferred Compensation for such Award Year. However, the payout period election made by a Participant in one Award Year shall not be binding on him/her with respect to Incentive Compensation for any succeeding Award Year. Thus, for example, a Participant may irrevocably elect a lump sum payment for Deferred Compensation in one Award Year and a ten-year installment payment method for his/her Deferred Compensation the succeeding Award Year.

         3. Special Circumstance Exceptions. There are several exceptions to
            -------------------------------
the payout option rules which may be availed of upon written request by a



                                       - 4 -

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Participant retired under a Company Retirement Plan or, if not then living, his/her beneficiary:

                  (a) Death While an Active Employee. In the event that a
                      ------------------------------
         Participant dies while an active employee, the Committee has the discretion to disregard any payout period elections the Participant has made and to aggregate and pay over to his/her designated beneficiary either in the year of death or in the first year following death, the total amount deferred for all Award Years plus accumulated interest credited through the first Crediting Date following death.

                  (b) Death, Disability or Financial Hardship During Retirement.
                      ---------------------------------------------------------
         In the event that a Participant, retired under a Company Retirement Plan, is permanently disabled or dies, or upon proof of his/her financial hardship, the Committee may, in its sole discretion, aggregate and vary the number of installments in which any such Deferred Compensation will be paid to such Participant or his/her designated beneficiary, as well as the amount to be paid in all or any such installments, provided such modification is made solely as necessary to meet such hardship.

         4. Immediate Payout Upon Change in Control.
            ---------------------------------------

                  (a) Notwithstanding any other provision of the Deferral Plan, all amounts accumulated and unpaid in each Participant's "account" shall be paid in a single lump sum within 15 calendar days following a Change in Control. Section 7(a) of Article VI regarding a Special Payout Period of up to five years shall not apply to payments under this Section 4.

                  (b) For purposes of this Deferral Plan, a Change in Control shall be deemed to have occurred if (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of Lockheed Martin Corporation ("Lockheed Martin") or any of its subsidiaries, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Lockheed Martin representing 30% or more of the combined voting power of Lockheed Martin's then outstanding securities; or (ii) during any period of two consecutive years (not including any period prior to the adoption of this Section 4), individuals who at the beginning of such period constitute the Board of Directors of Lockheed Martin, and any new director (other than a director designated by a person who has entered into an agreement with Lockheed Martin to effect a transaction described in clause (i) or (iii) of this Section) whose election by the Board of Directors of Lockheed Martin or nomination for election by Lockheed Martin's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or (iii)



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         the shareholders of Lockheed Martin approve a merger or consolidation of Lockheed Martin with any other corporation, other than a merger or consolidation which would result in the voting securities of Lockheed Martin outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of Lockheed Martin or such surviving entity outstanding immediately after such merger or consolidation or
         (iv) the shareholders of Lockheed Martin approve a plan of complete liquidation of Lockheed Martin or an agreement for the sale or disposition by Lockheed Martin of all or substantially all of Lockheed Martin's assets.

                  A Change in Control shall not, however, include any transaction which has been approved by individuals who at the beginning of any period of at least two consecutive years (not including any period prior to the adoption of this Section 4) constitute the Board of Directors of Lockheed Martin and any new director (other than a director designated by a person who has entered into an agreement with Lockheed Martin to effect a transaction described in clause (i) or
         (iii) of this Section) whose election by the Board of Directors of Lockheed Martin or nomination for election by Lockheed Martin's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

                  (c) This Section 4 shall apply only to a Change in Control of Lockheed Martin and shall not cause immediate payout of Deferred Compensation in any transaction involving Lockheed Martin's sale, liquidation, merger, or other disposition of any subsidiary.

                  (d) The Committee may cancel or modify this Section 4 at any time prior to a Change in Control. In the event of a Change in Control, this Section 4 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any other provision defining a capital term used in Section 4 shall not, for purposes of Section 4, be subject to cancellation or modification during the five year period.

         5. Accelerated Payout. Notwithstanding any other provision of the
            ------------------
Deferral Plan, a Participant may at any time make a written election that all or any portion of the accumulated and unpaid amounts credited to his or her "account" under the Deferral Plan be paid in a lump sum as soon as practicable following the filing of such election; provided, however, that only 90% of the amount otherwise payable to the Participant upon such accelerated payout shall be paid to the Participant. The remaining 10% of the amount otherwise payable shall be permanently forfeited and shall not be paid to, or in respect of, the Participant.

         6. Method of Payment On or After January 1, 2001. Notwithstanding
            ---------------------------------------------



                                       - 6 -

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         anything herein to the contrary, the amount of any annual installment payment made under Options B, C, D, or E of Section 1 of this Article on or after January 1, 2001 shall be determined by dividing the amounts credited to the Participant at the end of the month prior to such payment by the number of years remaining in the designated installment period.

                  7. Acceleration Upon Conflict of Interest. Notwithstanding a
                     --------------------------------------
         Participant's payment elections under Section 1 of Article V, if following a Participant's termination of employment with the Company, the Participant takes a position (or accepts a position) with a governmental entity, agency, or instrumentality and that employer has determined or indicated that the Participant's continued participation in the Plan may constitute a conflict of interest precluding the Participant from continuing in his position (or from accepting an offered position) with that employer or subjecting the Participant to penalty, sanction, or otherwise limiting the Participant's responsibilities for that employer, then the amounts credited to a Participant shall be distributed to him or her in a lump sum as soon as practical following the later of (i) the date on which the Participant commences employment with the government employer; or (ii) the date on which it is determined that the conflict of interest may exist. Interest shall be credited through the last day of the month preceding the month in which a distribution is to be made pursuant to the Participant.

                                   ARTICLE VI
                                   ----------

                             CREDITS AND FORFEITURES
                             -----------------------

         1. Credits. There are two basic credits or additions which will be
            -------
added to a Participant's "account": First, the amount of Incentive Compensation which the Participant has elected to defer for each Award Year; and second, the amount of any interest accretions or additions which have accrued on such Deferred Compensation. Accordingly, all Deferred Compensation credited and unpaid prior to such Crediting Date, shall be credited and added to each Participant's "account" balance as of January 15th and July 15th of each calendar year in accordance with the following formula:

         Each Participant shall have credited and added to his/her Deferred Compensation "account" an amount which shall be calculated by multiplying such balance by one-half of the interest rate determined as is set forth in Cost Accounting Standard 415 Deferred Compensation, as the discount rate for computing the present value of the future benefits at the time the cost is assignable. Such rate is currently specified as that rate determined by the Secretary of the Treasury (semi-annually) pursuant to PL 92-41, 85 Stat. 97. The published interest rate applicable to the period January 1 through June 30 will be used in determining the interest to be accrued on the employee account balance



                                       - 7 -

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         at January 15, and the published interest rate applicable to the period
         July 1 through December 31 will be applied to the employee account balance at July 15. Compounding of interest will be on an annual basis.

         2. Forfeiture. There shall be no forfeiture of any rights, interests or
            ----------
benefits accrued under the Deferral Plan except as hereinafter provided or as provided in Article V, Section 5. In the event that a Participant either (i) terminates his/her employment with the Company to engage in other employment prior to retirement, or (ii) has taken or permitted some action or omission resulting in damage or competitive injury to the Company, then, unless such action or omission shall have been taken or permitted in good faith without reasonable cause to believe that it was improper or illegal or harmful, then a majority of the Committee may, in its discretion, terminate all future crediting of interest on any principal amount of amounts which the Participant has accumulated in his "account" either from the date of termination of his/her employment with the Company prior to retirement or from the date on which the Committee determines that his/her action or omission resulted in damage or competitive injury to the Company.

         3. Safe-Haven Forfeiture Rule. In no event, however, shall any
            --------------------------
cessation of future interest accretions be permitted, for any reason, after the date of the Participant's retirement under a Company retirement plan. This provision is subject to Sections 6 and 7 of Article VII and Section 4 of Article V.

         4. Governmental Appointments. In the discretion of the Committee, and
            -------------------------
provided that it does not contravene any applicable federal or state law, the Participant may suspend or terminate his/her employment with the Company to accept an appointment to a governmental post, for a period not to exceed four years from the date of his/her suspension or termination, without forfeiture of any future interest accretions under this Plan.

         5. Interest Crediting On or After January 1, 2001.  Notwithstanding
            ----------------------------------------------
anything herein or in any prior version of the Plan to the contrary, a Participant shall be credited with interest, compounded monthly, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97. Interest shall be credited through the last day of the month preceding the month in which a distribution is to be made pursuant to the Participant's election as set forth in Article V.


                                   ARTICLE VII
                                   -----------

                                  MISCELLANEOUS
                                  -------------

         1. Plan Shall not Constitute Employment Contract.  Neither the
            ---------------------------------------------
adoption of the Deferral Plan nor its operation shall affect in any way the right of the Company to dismiss or discharge a Participant at any time, nor shall it give an employee a right to participate in the Company's MICP.



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         2. Rights and Interests. No rights or interests under this Deferral
            --------------------
Plan shall be assignable, transferable or subject to encumbrance, pledge or charge of any nature, except that a Participant may designate a beneficiary to receive any benefits arising hereunder upon his/her death.

         No Participant, or any person claiming through him/her, shall have any right or interest in the Deferral Plan or any benefits hereunder unless and until all of the terms, conditions and provisions of the Deferral Plan that affect the Participant or such other person claiming through him/her shall have been complied with as herein specified. Additionally, the Participant shall complete such forms and furnish such information as the Committee may require in the administration of the Deferral Plan.

         3. To Whom Payments are to be Made. Each payment under the Plan shall
            -------------------------------
be made to the Participant, provided he/she is living on the date of payment. In the event of the Participant's death, payments will thereafter be made to the beneficiary or beneficiaries whom the Participant has designated on his/her Lockheed Form 22-B (the "Lockheed Beneficiary Designation Form") to receive his/her Company basic group life insurance benefits, and in the same proportions. If no such beneficiary has been designated, or the designated beneficiary fails to survive the Participant, then such post-death payments shall be made in accordance with the law of the Participant's domicile at the date of his/her death.

         This provision does not affect the number of payments or the amount of each payment, but only affects the determination of whom such payments are to be made to.

         4. Withholding. There shall be deducted from each cash payment actually
            -----------
made under the Deferral Plan all taxes which are required to be withheld by the Company in respect to such payment. The Company shall have the right to reduce any cash payment by the amount of cash sufficient to provide the amount of said taxes.

         5. Trust. Although the Plan is an unfunded plan, the Company has
            -----
established a trust (the "Trust") pursuant to a trust agreement dated December 22, 1994 by and between the Company and J. P. Morgan California to hold assets, subject to the claims of the Company's creditors in the event of its insolvency, to pay benefits under this Plan. The Company shall no later than nine months following the close of its fiscal year make contributions to the Trust in an amount sufficient, when added to the then principal of the Trust and after consideration of benefits to be paid pursuant to other plans covered by the Trust, to equal the present value of benefits which have accrued under the Plan during the preceding fiscal year.

         6. Amendment, Modification, Suspension or Termination. The
            --------------------------------------------------
Committee may amend, modify, suspend or terminate the Deferral Plan in whole or in part, except that no amendment, modification, suspension or termination shall reduce any Deferred Compensation, pension benefits and interest previously credited



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to a Participant prior to the date of such amendment, modification, suspension or termination, or to be credited in the future, subject to Section 7 of this
Article VII and Sections 4 and 5 of Article V, based on amounts previously credited to a Participant, provided that any amendment to or change in the Deferral Plan adopted by the Committee, which will either significantly increase any benefits under the Deferral Plan or will substantially alter the general principles of the Deferral Plan, shall not become effective unless ratified by a majority vote of the full Committee.

         7. Special Payouts.
            ---------------

                  (a) In the event that the Deferral Plan is amended, modified, suspended or terminated, the Committee may, at its option, direct an immediate special lump sum payout or an immediate special payout over any period of time not in excess of five years, ("Special Payout Period") provided that it deems this to be in the best interests of the Company.

                  (b) In the event of a lump sum payout, each Participant's "account" shall be credited with interest additions from the most recent Crediting Date to the first day of the month in which the payment occurs. In the event a Special Payout Period is used, all amounts accumulated and unpaid in each Participant's "account" will continue to draw interest, as specified in Section 1 of Article VI, throughout the Special Payout Period.

                  (c) If no special payout is directed, each Participant's "account" shall continue to be credited with interest additions until paid out in full under the provisions of the Deferral Plan.

         8. Governing Law. The place of administration of the Deferral Plan
            -------------
shall be conclusively deemed to be within the State of California; and the validity, construction, interpretation and effect of the Deferral Plan and all rights of any and all persons having or claiming any interest in such Deferral Plan shall be governed by the laws of the State of California.


                                  ARTICLE VIII
                                  ------------

                                 ADMINISTRATION
                                 --------------

         1. Appointment and Removal of Committee. The Deferral Plan shall be
            ------------------------------------
administered by the Committee. The Committee shall consist of three or more Directors, none of whom shall be Participants in the Deferral Plan. The Board of Directors shall have the power to remove any member of the Committee at any time, with or without cause, and fill any vacancy in its membership.

         2. Powers and Duties of Committee. The Committee shall have such
            ------------------------------
powers and duties as are conferred on it by the Deferral Plan and the Board of Directors. The Committee shall have the authority to take any and all actions



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that it deems necessary or appropriate in the administration of the Deferral
Plan. The Committee may adopt such rules and procedures for the administration of the Deferral Plan as it deems advisable to implement such rules and procedures. The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee.

         3. Construction and Interpretation. The Committee shall have the sole
            -------------------------------
responsibility for the construction and interpretation of the terms and provisions of the Deferral Plan and all determinations made by the Committee shall be final.

         4. Reliance Upon Information. The Committee and the Board of Directors
            -------------------------
may rely upon any information supplied to them by any officer of the Company, the Company's legal counsel or by the Company's independent public accountants in connection with the administration of the Deferral Plan, and shall not be liable for any decision or action in reliance thereon.

         5. Expenses. All expenses of the administration of the Deferral Plan
            --------
shall be borne by the Company.

         6. Annual Statement. Under procedures to be established by the
            ----------------
Committee, a Participant shall receive an annual statement with respect to his/her Deferred Compensation.

                                   ARTICLE IX
                                   ----------

                                 EFFECTIVE DATE
                                 --------------

         The Deferral Plan shall be applicable to and shall be effective as to awards of Incentive Compensation made for the Company Fiscal Year ending December 30, 1979, and subsequent Fiscal Years unless specifically provided otherwise herein. This Deferral Plan shall be submitted for ratification and approval at the next Board of Directors' meeting to be held on September 30, 1979, and shall not become effective unless affirmatively approved by a majority of the Committee. Amendments to the Deferral Plan are effective as of the date stated in the amendment or the adopting resolution.



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                                  ADDENDUM 1 TO
                 DEFERRED MANAGEMENT INCENTIVE COMPENSATION PLAN
                  OF LOCKHEED CORPORATION AND ITS SUBSIDIARIES

Amendments to the Deferral Plan, as set forth in this Addendum 1, are applicable only to those Participants identified below:

   Executive-Level Employees Attaining Age 65 During 1988.

1. Section 3 of Article IV is amended by adding at the end thereof: ", except as set forth in Section 4 of Article V with respect to the Participants who meet the definition of "Executive-Level Employees" as defined in Lockheed Corporation Human Resources Policy Statement Number 20 and who attain age 65 during calendar year 1988."

2. Section 4 of Article V is added to read as follows:

   4. Special Payout. Notwithstanding the payout period elections made by
      --------------
   Participants who are Executive-Level Employees and who attain age 65 during 1988, the payment which would otherwise be made to such Participants on the first Crediting Date following retirement or termination of employment with the Company shall be made to such Participants prior to January 1, 1989; provided, however, that interest shall only be credited on the accumulated amounts in each of such Participant's account to the date of payment.




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                                  ADDENDUM 2 TO
                 DEFERRED MANAGEMENT INCENTIVE COMPENSATION PLAN
                  OF LOCKHEED CORPORATION AND ITS SUBSIDIARIES

Amendments to the Deferral Plan, as set forth in this Addendum 2, are applicable only to those Participants identified below:

   Executive-Level Employees Attaining Age 65 During 1990.

1. Section 3 of Article IV is amended by adding at the end thereof:", except as set forth in Section 4 of Article V with respect to Participants who meet the definition of "Executive-Level Employees" as defined in Lockheed Corporation Human Resources Policy Statement Number 20 and who attain age 65 during calendar year 1990."

2. Section 4 of Article V is added to read as follows:

   4. Special Payout. Notwithstanding the payout period elections made by
      --------------
   Participants who are Executive-Level Employees and who attain age 65 during 1990, the payment which would otherwise be made to such Participants on the first Crediting Date following retirement or termination of employment with the Company shall be made to such Participants prior to January 1, 1991; provided, however, that interest shall only be credited on the accumulated amounts in each of such Participant's account to the date of payment.



                                       - 13 -